LIBERTY GROWTH AND INCOME FUND, VARIABLE SERIES

                  Supplement to Prospectuses dated May 1, 2003

The following replaces the text describing the portfolio manager for the Growth & Income Fund under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT
ADVISOR:

Scott L. Davis, CFA, a vice president of Columbia, is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Davis has been with Columbia and its predecessor since 1985. Mr. Davis received an MA degree from the University of Connecticut.

Gregory M. Miller, a senior vice president of Columbia, is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been with Columbia and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.




                                                                   May 1, 2003

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                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                  Supplement to Prospectuses dated May 1, 2003

The subsection of the Fund's prospectus titled PERFORMANCE HISTORY is amended as follows:

In addition to the Lehman Brothers Government/Credit Index, the Fund's returns also are compared to the JP Morgan High Yield Index (JP Morgan Index) which is designed to mirror the investible universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. For the one-year, five-year and life of Fund periods ended December 31, 2002, the average annual total returns for the JP Morgan Index were 19.16%, -6.13% and N/A, respectively.

                                                                 May 1, 2003